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                                                                Exhibit 23.01(b)

                               CONSENT OF COUNSEL

We consent to the reference to our firm under the caption "Lawyers; Accountants" in Post-Effective Amendment No. 4 to the Form S-1 Registration Statement (Reg. No. 333-33937) as filed with the United States Securities Exchange Commission on or about September 18, 2000 and the related Prospectus of JWH Global Trust.


                                         Richards, Layton & Finger



September 18, 2000